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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2004



                              VIGNETTE CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                     000-25375                   74-2769415
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



                1301 South MoPac Expressway, Austin, Texas 78746
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (512) 741-4300


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Item 5. OTHER EVENTS

     On May 10, 2004, Vignette Corporation (the "Company") issued a press release announcing the appointment of Ms. Kathleen Earley to its Board of Directors. The press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7. EXHIBITS.

Exhibit
 Number    Description
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99.1       Vignette Corporation Press Release issued on May 10, 2004 regarding the appointment of Ms. Kathleen Earley to its Board of Directors.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VIGNETTE CORPORATION


Date:    May 10, 2004                                By: /s/ Thomas E. Hogan
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                                                         Thomas E. Hogan
                                                         President and
                                                         Chief Executive Officer